FIRST EAGLE FUNDS

T SHARE CLASS

First Eagle Overseas Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED DECEMBER 14, 2017

TO PROSPECTUS DATED APRIL 10, 2017

This Supplement is intended to highlight certain changes to the Class T Share Prospectus dated April 10, 2017, as may be amended or supplemented. Please review these matters carefully.

The following replaces the corresponding paragraph appearing on page 11.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the Overseas Fund will invest primarily in equity securities of non-U.S. companies, the majority of which are traded in mature markets (for example, Japan, Germany and France), and may invest in countries whose economies are still developing (sometimes called “emerging markets”). The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (and “counts” relevant derivative positions towards this “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books). The Fund also may invest up to 20% of its total assets in debt instruments. The Fund may invest in debt securities generally without regard to their credit rating or time to maturity. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in fixed-income instruments, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals.

The following replaces the corresponding paragraph appearing on page 52.

Investment Objectives and Strategies of the Funds

Overseas Fund. The Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Fund invests primarily in equity securities of non-U.S. companies, the majority of which are traded in mature markets, and may invest in emerging markets. Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities. The Fund may invest in fixed-income instruments, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals.

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The information in this Supplement modifies (and if inconsistent, replaces) information contained in the First Eagle Funds’ Class T Share Prospectus dated April 10, 2017, as may be amended or supplemented. As noted in the First Eagle Funds’ Class T Share Prospectus, the Class T shares are not yet available for sale to the general public.